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                                                                    Exhibit 23.1


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference of our report dated February 25, 2000, included and incorporated by reference in the Annual Report on Form 10-K of Safeway Inc. and subsidiaries for the fiscal year ended January 1, 2000, in the following Registration Statements of Safeway Inc. and subsidiaries:

    No. 33-36753 on Form S-8 regarding the Safeway Inc. Outside Director Equity
             Purchase Plan,

    No. 33-37207 on Form S-8 regarding the Profit Sharing Plan of Safeway Inc.
             and its United States Subsidiaries,

    No. 33-42232 on Forms S-3 and S-8 regarding the Amended and Restated Stock
             Option and Incentive Plan for Key Employees of Safeway Inc.,

    No. 33-48884 on Form S-8 regarding the Amended and Restated Stock Option and
             Incentive Plan for Key Employees of Safeway Inc.,

    No. 33-51119 on Form S-8 regarding the Stock Option Plan for Consultants of
             Safeway Inc.,

    No. 33-54581 on Form S-8 regarding the Employee Stock Purchase Plan of
             Safeway Inc.,

    No. 33-63803 on Form S-8 regarding the 1994 Amended and Restated Stock
             Option and Incentive Plan for Key Employees of Safeway Inc.,

    No. 333-13677 on Form S-8 regarding the 1987 Plan for Consultants of Safeway
             Stores, Inc.,

    No. 333-22837 on Form S-8 regarding The Vons Companies, Inc. Management
             Stock Option Plan,

    No. 333-65903 on Form S-3 regarding Debt Securities,

    No. 333-84201 on Form S-3 regarding Debt Securities,

    No. 333-67575 on Form S-8 regarding the 1996 Equity Participation Plan of
             Dominick's Supermarkets, Inc. and the 1995 Amended and Restricted Stock Option Plan of Dominick's Supermarkets, Inc.,

    No. 333-84749 on Form S-8 regarding Randall's Food Markets, Inc. Stock
             Option Plan and Restricted Stock Plan and Amended and Restated 1997 Stock Purchase and Option Plan for Key Employees for Randall's Food Markets, Inc. and Subsidiaries,

    No. 333-87289 on Form S-8 regarding the 1999 Amended and Restated Equity
             Participation Plan,

    No. 333-91975 on Form S-8 regarding Randall's Food Markets, Inc. ESOP/401(k)
             Savings Plan and Dominick's Finer Foods, Inc. 401(k) Retirement Plan for Union Employees, as Amended, and Dominick's Finer Foods, Inc. 401(k) Retirement Plan for Non-Union Employees, as Amended, and

    No. 333-30820 on Form S-8 regarding the Safeway Executive Deferred
             Compensation Plan and Canada Safeway Limited Executive Deferred Compensation Plan.



DELOITTE & TOUCHE LLP
March 30, 2000